CREDIT FACILITIES	6 Months Ended
Jun. 30, 2025
Credit Facilities
CREDIT FACILITIES

15. CREDIT FACILITIES

On February 19, 2025, the subsidiaries Davis Commodities Pte. Ltd. and Maxwill (Asia) Pte. Ltd. have obtained trade financing facilities with an aggregate limit of S$3 million (approximately U$2,233,000) from a financial institution. These facilities include Letters of Credit, Trust Receipts, and Invoice Financing, and may be increased to an aggregate of S$5,000,000 (approximately US$3,722,000) upon satisfactory review of the borrowers’ audited financial statements and fulfilment of the bank’s conditions.

The facilities are intended to provide trade financing for the Borrowers’ trading of sugar and related products. Interest rates applicable to the facilities are based on US$ Term Secured Overnight Finance Rate (SOFR) + 2.10% per annum or S$ Compounded Reference Rate + 2.10% per annum, depending on the currency of the drawdown.

The facilities are secured by a charge over goods financed by the bank, a charge over the bank account maintained with the bank, an assignment of receivables over goods financed by the bank, and a corporate guarantee executed by Davis Commodities Limited for all monies owing from time to time.

As of June 30, 2025, the Company had not drawn down on this trade financing facilities.

As of June 30, 2025, the Company had available but undrawn committed banking facilities of approximately US$4,131,857 (approximately S$5,323,072), which were granted in the prior year and remained available for drawdown subject to compliance with the applicable terms and conditions of the facilities (December 31, 2024: Nil).